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                                                                  EXHIBIT 10(h)4
                                                           ALLETE 2006 Form 10-K

                      AMENDMENT TO THE AMENDED AND RESTATED
                     ALLETE EXECUTIVE ANNUAL INCENTIVE PLAN

         The ALLETE Executive Annual Incentive Plan, dated effective January 1, 1999, as amended, is amended as follows:


         1. Effective January 1, 2007, the following sentence will be added at the end of Section 7.1 in Article 7:

             "A Participant's Award will be reduced by, and the Participant will not receive, any amount that otherwise would be disallowed as a deduction by the Company due to the limitations under Code Section 162(m), or any subsequent or similar Code provision that limits the amount of compensation expense the Company may deduct."


                               ALLETE, INC.


                               By: /s/ Donald J. Shippar
                                   ---------------------------------------------
                                   Donald J. Shippar
                                   Chairman, President & Chief Executive Officer

ATTEST:


By: /s/ Deborah A. Amberg
    --------------------------------------------------
    Deborah A. Amberg
    Senior Vice President, General Counsel & Secretary